Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT
AND EXTENSION AGREEMENT

AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT AND EXTENSION AGREEMENT dated as of September 1, 2017 (this “Amendment”), among Spectra Energy Partners, LP, a Delaware limited partnership (the “Borrower”), each Lender (as defined below) party hereto (each, an “Extended Lender”), each Issuing Bank (as defined in the below described Credit Agreement) and Citibank, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Agent”).

Reference is hereby made to the Amended and Restated Credit Agreement dated as of November 1, 2013 (as heretofore amended, restated, supplemented or otherwise modified, the “Credit Agreement,” and as amended by this Amendment, the “Amended Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Agent.

The Borrower has requested that (a) the Credit Agreement be amended to, among other things, permit (i) the date of August 3, 2022 to be the initial extension date pursuant to Section 2.05(e) of the Amended Credit Agreement and (ii) subsequent extensions following the initial extension date pursuant to Section 2.05(e) to be for additional one-year periods thereafter, and (b) the Termination Date be extended to August 3, 2022 pursuant to Section 2.05(e) of the Amended Credit Agreement (the “Extension”), and, subject to the terms and conditions contained in this Amendment, the Extended Lenders have agreed to the amendments set forth herein and the Extension.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.            Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. The applicable interpretive provisions of the Amended Credit Agreement shall apply to this Amendment.

Section 2.            Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 of this Amendment, the Credit Agreement shall be amended as follows:

2.01        Section 1.01 of the Credit Agreement shall be amended by restating the following existing definitions contained therein as follows:

“Revolving Lenders” means the Initial Lenders, each Incremental Term Lender that has become a Revolving Lender pursuant to Section 2.05(f), each Person that shall become party hereto pursuant to Amendment No. 2, and each other Person that shall become a party hereto pursuant to an Assignment and Acceptance or pursuant to an Accession Agreement with respect to all or any portion of a Revolving Commitment or Revolving Advance, other than (a) any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance or Amendment No. 2, or (b) any Lender that ceases to be a Lender after its applicable Existing Termination Date pursuant to Section 2.05(e); provided, that all claims, suits, causes of action and any other rights of such Lender referred to in the preceding clause (b) (in its capacity as a Lender), whether known or unknown, that arise under or in connection with the Credit Agreement on or prior to such Termination Date, shall not be terminated, diminished or novated in any respect with respect to such Lender.”

“Termination Date” means, with respect to a Lender, April 29, 2021 or such later date agreed to by such Lender from time to time in its sole discretion pursuant to Section 2.05(e); provided, however, the Termination Date shall not be a date later than the date of termination in whole of the Revolving Commitment pursuant to Section 2.05 or 6.01.”

2.02         Section 2.05(e) shall be amended (a) to delete the red stricken text (indicated textually in the same manner as the following example: ~~stricken text~~, and (b) to add the blue double-underlined text (indicated textually in the same manner as the following example: double-underlined text), in each case as set forth in the marked copy of Section 2.05(e) attached hereto as Annex A hereto and made a part hereof for all purposes.

2.03         Section 2.05 shall be amended by adding the following clause (g) as its concluding clause.

“(g)          Notwithstanding notice periods and effective dates provided for in Section 2.05(e), at any time on or prior to the Existing Termination Date of a Declining Lender, the Borrower and such Declining Lender may agree in writing (and without further certification or documentation requirement other than as provided below) that such Declining Lender shall become a Revolving Lender with a Termination Date of the Consenting Lenders in respect of the applicable extension as to which such Declining Lender declined to agree; provided that the Borrower shall have provided written notice to the Agent of such agreement.”

2.04         Section 2.09(a)(i) shall be amended by restating it as follows:

“(i)           On the applicable Termination Date, the Borrower shall repay to the Agent for the ratable account of the applicable Revolving Lenders the aggregate principal amount of all Revolving Advances then outstanding, together with accrued interest thereon to the date of payment.”

2.05         The concluding paragraph of Section 8.07(a)(i) shall be amended by (a) replacing the text “or” immediately before subclause (d) thereof with the text “,” and (b) adding a new sub-clause (e) as follows:

“or (e) if the Lender is a Consenting Lender in respect of the most recent extension pursuant to Section 2.05(e), a Lender that was and remains a Declining Lender in respect of such extension.”

2.06         Form of Assignment and Acceptance. Exhibit  D - Form of Assignment and Acceptance shall be amended by (a) adding a new sentence at the end of the second paragraph thereof to read as follows: “[Effective as of the date hereof and pursuant to Section 2.05(g) of the Credit Agreement, the Assignee hereby agrees to become a Revolving Lender with a Termination Date of a Consenting Lender referred to in Section 2.05(g) of the Credit Agreement”], (b) adding a footnote at the end of such new sentence to read as follows: “To be inserted if (i) the Assignor was a Declining Lender and (ii) the Assignee has agreed to become a Consenting Lender pursuant to Section 2.05(g) of the Credit Agreement,” and (c) amending and restating the footnote in the signature block of the Borrower to read in its entirety as follows: “To be added only if (i) the consent of the Borrower is required by the terms of the Credit Agreement or (ii) the Assignor was a Declining Lender and has agreed to become a Consenting Lender pursuant to Section  2.05(g) of the Credit Agreement.”

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Section 3.          Extension of the Termination Date.

Pursuant to the terms of the Amended Credit Agreement, each Extended Lender hereby (a) agrees to the Extension and (b) agrees that effective as of the date hereof, the Termination Date with respect to its Revolving Commitment shall be August 3, 2022.

Section 4.          Representations and Warranties. The Borrower represents and warrants to the Extended Lenders, the Issuing Banks and the Agent that (a) the representations and warranties contained in Section 4.01 of the Amended Credit Agreement are correct in all respects on the Amendment Effective Date (as defined below) immediately after giving effect to this Amendment (except for those representations and warranties that specifically relate to a prior date, which shall have been correct on such prior date) and (d)  no Default or Event of Default has occurred and is continuing on the Amendment Effective Date or would result from giving effect to this Amendment.

Section 5.          Conditions Precedent. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions precedent have been satisfied:

5.01         Counterparts. The Agent shall have received one or more counterparts of this Amendment, executed and delivered by the Borrower, the Agent, the Issuing Banks and the Extended Lenders constituting the Required Lenders.

5.02         Officer’s Certificate. The Agent shall have received a certificate signed by the Vice President - Finance or the Treasurer of the Ultimate General Partner (or an officer serving in either of such functions, in its capacity as general partner of the General Partner, in its capacity as general partner of the Borrower), dated the Amendment Effective Date, as to the effect set forth in clauses (a) and (b) of Section 4 of this Amendment.

5.03         Secretary’s Certificate. The Agent shall have received a certificate of the secretary or an assistant secretary of the Ultimate General Partner (a) certifying the names and true signatures of the officers of the Ultimate General Partner authorized to sign this Amendment and the other documents to be delivered hereunder by the Ultimate General Partner in its capacity as general partner of the General Partner, in its capacity as general partner of the Borrower, (b) certifying and attaching copies of the resolutions of the board of directors or similar governing body of the Ultimate General Partner (in its capacity as general partner of the General Partner, in its capacity as general partner of the Borrower) approving this Amendment and (c) certifying and attaching all documents the Agent may have reasonably requested prior to the Amendment Effective Date relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto.

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5.04         Fees. The Agent shall have received, for the account of each Extended Lender, fees in an amount agreed to be paid by the Borrower pursuant to the letter addressed to the Agent and executed by the Borrower dated as of June 22, 2017, requesting the Extension and the amendments set forth in this Amendment. The Agent shall have also received all fees and other amounts due and payable to it on or prior to the Amendment Effective Date, including reimbursement or payment of all reasonable and invoiced out-of-pocket fees, charges and expenses of a single counsel to the Agent in each appropriate jurisdiction (which may include a single special counsel acting in multiple jurisdictions) and such other counsel retained with the Borrower’s prior written consent (such consent not to be unreasonably withheld or delayed), required to be reimbursed or paid by the Borrower under the Amended Credit Agreement.

Section 6.          References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Amended Credit Agreement.

Section 7.          Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect, and the Borrower (a) ratifies, confirms and reaffirms all provisions of the Credit Agreement after giving effect to this Amendment, and (b) ratifies and confirms that, other than as expressly set forth in this Amendment, no obligations of the Borrower under the Notes and the Credit Agreement are released, reduced, or otherwise adversely affected by this Amendment. The execution and delivery of this Amendment shall not constitute a novation of any indebtedness or other obligations owing to any Lender, any Issuing Bank or the Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Amendment. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means (.pdf or .tif) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York. Each of the parties hereto hereby irrevocably and unconditionally submits to the exclusive jurisdiction and venue of the United States District Court for the Southern District of New York and of any New York State court sitting in New York County, Borough of Manhattan, and any appellate court from any such federal or state court, for purposes of all suits, actions or legal proceedings arising out of or relating to this Amendment and the Amended Credit Agreement or the transactions contemplated hereby or thereby. Each of the parties hereto irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. EACH OF THE BORROWER AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT, THE AMENDED CREDIT AGREEMENT OR THE NOTES OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT THEREOF. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of page intentionally left blank; signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

SPECTRA ENERGY PARTNERS, LP, as Borrower

By:	Spectra Energy Partners (DE) GP, LP,
its general partner

	By:	Spectra Energy Partners GP, LLC,
its general partner

	By:	/s/Wanda M. Opheim
Name: Wanda M. Opheim
Title: Treasurer

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

EXTENDED LENDERS:

CITIBANK, N.A., as the Agent, an Issuing Bank and a Lender

By:	/s/ Maureen M. Maroney
Name:	Maureen M. Maroney
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

JPMORGAN CHASE BANK, N.A., as a
Lender

By:	/s/ Amit Gaur
Name:	Amit Gaur
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

MIZUHO BANK, LTD., as an Issuing Bank and a Lender

By:	/s/ Rob MacKinnon
Name:	Rob MacKinnon
Title:	Managing Director, Canada Branch

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

BANK OF AMERICA, N.A., as a Lender

By:	/s/ James Campbell
Name:	James Campbell
Title:	Director

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Borden Tennant
Name:	Borden Tennant
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as a Lender

By:	/s/ John D. Toronto
Name:	John D. Toronto
Title:	Authorized Signatory

By:	/s/ Warren Van Heyst
Name:	Warren Van Heyst
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Director

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Mike Gaudet
Name:	Mike Gaudet
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name:	Chulley Bogle
Title:	Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

THE BANK OF TOKYO-MITSUBISHI UFJ,
LTD., as a Lender

By:	/s/ Kevin Sparks
Name:	Kevin Sparks
Title:	Director

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kevin D. Smith
Name:	Kevin D. Smith
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

SUMITOMO MITSUI BANKING
CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Josh Rosenthal
Name:	Josh Rosenthal
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

BMO HARRIS BANK N.A., as a Lender

By:	/s/ Brian L. Banke
Name:	Brian L. Banke
Title:	Managing Director

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Robert Robin
Name:	Robert Robin
Title:	Authorized Signatory

By:	/s/ Melissa Brown
Name:	Melissa Brown
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

TORONTO DOMINION (NEW YORK) LLC, as a Lender

By:	/s/ Annie Dorval
Name:	Annie Dorval
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

EXPORT DEVELOPMENT CANADA, as a Lender

By:	/s/ Christopher Wilson
Name:	Christopher Wilson
Title:	Financing Manager

By:	/s/ Benson Mutalemwa
Name:	Benson Mutalemwa
Title:	Senior Associate

Signature Page to Amendment No. 4 to

Amended and Restated Credit Agreement and Extension Agreement

(Spectra Energy Partners, LP)

ANNEX A

TO AMENDMENT NO. 4 TO AMENDED AND RESTATED CREDIT AGREEMENT

AND EXTENSION AGREEMENT

[Section 2.05(e)]

(e)       Extension of Termination Date. The Borrower may, by written notice to the Agent (which shall promptly deliver a copy to each of the Lenders in the applicable Class) (i) not less than 45 days prior to any anniversary of the Effective Date, ~~and on not more than two occasions,~~ request that the Revolving Lenders extend the Termination Date and the Revolving Commitments for an ~~additional period~~initial extension period to August 3, 2022, and, thereafter, make unlimited requests for additional extension periods of one year and (ii) not less than 45 days prior to any anniversary of the effective date of any applicable Incremental Term Loan Agreement, make unlimited requests that the applicable Series of Incremental Term Lenders extend the Incremental Term Loan Termination Date with respect to such Series for an additional period of one year. Each Lender in the applicable Class shall, by notice to the Borrower and the Agent given not later than the 20th day after the date of the Agent’s receipt of the Borrower’s extension request, advise the Borrower whether or not it agrees to the requested extension (each such Lender in the applicable Class agreeing to a requested extension being called a “Consenting Lender” and each such Lender in the applicable Class declining to agree to a requested extension being called a “Declining Lender”). Any Lender in the applicable Class that has not so advised the Borrower and the Agent by such day shall be deemed to have declined to agree to such extension and shall be a Declining Lender. If (i) Revolving Lenders constituting the Required Revolving Lenders shall have agreed to an extension request, then the Termination Date shall, as to the Consenting Lenders in the applicable Class, be extended to the ~~first anniversary of the Termination Date theretofore in effect~~extension date so agreed by such Consenting Lenders and (ii) Incremental Term Lenders constituting the Required Incremental Term Lenders for such Series shall have agreed to an extension request, then the applicable Incremental Term Loan Termination Date for such Series shall, as to the Consenting Lenders in the applicable Class, be extended to the ~~first anniversary of the applicable Incremental Term Loan Termination Date theretofore in effect~~extension date so agreed by such Consenting Lenders. The decision to agree or withhold agreement to any Termination Date extension or Incremental Term Loan Termination Date extension, as applicable, shall be at the sole discretion of each Lender in the applicable Class. The Commitment and Advances of any Declining Lender in the applicable Class shall terminate and be payable in full on the Termination Date or Incremental Term Loan Termination Date, as applicable, in effect as to such Lender prior to giving effect to any such extension (such Termination Date being called the “Existing Termination Date” and such Incremental Term Loan Termination Date being called the “Existing Incremental Term Loan Termination Date”). The principal amount of any outstanding Revolving Advances made by Declining Lenders in the applicable Class, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the accounts of such Declining Lenders hereunder, shall be due and payable on the Existing Termination Date, and on the Existing Termination Date the Borrower shall also make such other prepayments of its Revolving Borrowings as shall be required in order that, after giving effect to the termination of the Revolving Commitments of, and all payments to, such Declining Lenders pursuant to this sentence, the sum of the aggregate Revolving Advances and the aggregate Letter of Credit Exposures shall not exceed the aggregate Revolving Commitments. If, after making the prepayments pursuant to the immediately preceding sentence the sum of the aggregate Revolving Advances and the aggregate Letter of Credit Exposures exceed the aggregate Revolving Commitments, then the Borrower shall immediately deposit cash collateral in an account with the Agent, in the name of the Agent and for the benefit of the Revolving Lenders and the Issuing Banks (such deposit to be held by the Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement in accordance with Section 2.03(h)(i)), in an amount such that, after giving effect to such cash collateralization and the termination of the Revolving Commitments of, and all payments to, the Declining Lenders in the applicable Class pursuant to the preceding sentence, the sum of the aggregate Revolving Advances and the aggregate Letter of Credit Exposures not cash collateralized in accordance with this sentence shall not exceed the aggregate Revolving Commitments. The principal amount of any outstanding Series of Incremental Term Loans made by Declining Lenders in the applicable Class, together with any accrued interest thereon and any accrued fees and other amounts payable to or for the accounts of such Declining Lenders hereunder, shall be due and payable on the Existing Incremental Term Loan Termination Date. Notwithstanding the foregoing provisions of this Section 2.05(e), the Borrower shall have the right, pursuant to Section 2.18(b), at any time prior to the Existing Termination Date or Existing Incremental Term Loan Termination Date, as applicable, to replace a Declining Lender in the applicable Class with a Lender or other financial institution that will agree to a request for the extension of the Termination Date or Incremental Term Loan Termination Date, as applicable, and any such replacement Lender shall for all purposes constitute a Consenting Lender. Notwithstanding the foregoing, no extension of the Termination Date or Incremental Term Loan Termination Date, as applicable, pursuant to this Section 2.05(e) shall become effective unless (i) on the ~~anniversary of the Effective Date or~~ effective date of ~~the Incremental Term Loan Agreement, as applicable,~~such extension date that immediately follows the date on which the Borrower delivers the applicable request for extension of the Termination Date or Incremental Term Loan Termination Date, as applicable, the conditions set forth in clauses (a) and (b) of Section 3.02 shall be satisfied (with all references in such clauses to a Borrowing being deemed to be references to such extension and without giving effect to the first parenthetical in Section 3.02(a)) and the Agent shall have received a certificate to that effect dated such date and executed by the ~~Chief Financial Officer~~Vice President - Finance or the Treasurer of the Ultimate General Partner, or an officer serving in either of those functions (in its capacity as general partner of the General Partner, in its capacity as general partner of the Borrower).

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